                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 2
                               TO CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                 July 25, 1997



                           FAMILY GOLF CENTERS, INC.
               -------------------------------------------------

            (Exact Name of Registrant as Specified in its Charter)

    Delaware                      0-25098                         11-3223246
    --------                      -------                         ----------
(State or other               (Commission File                   (IRS Employer
 jurisdiction of                   Number)                      Identification
 incorporation)                                                       No.)

                              225 Broadhollow Road
                            Melville, New York 11747
                    ----------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code: (516) 694-1666



                      ----------------------------------
                 (Former Address, if changed since last report)

                 ----------------------------------------------




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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         By Current Report on Form 8-K, dated August 11, 1997 (the "Original Form 8-K"), Family Golf Centers, Inc. (the "Company") reported, among other things, the completion of its (i) acquisition of Leisure Complexes, Inc., by means of a merger, (ii) acquisition of certain assets of Divot City, and (iii) acquisition of certain assets of Active Sports Marketing, LLC. At the time of the filing of the Original Form 8-K with the Securities and Exchange Commission it was impractical to file the financial statements of Leisure Complexes, Inc., Divot City or Active Sports Marketing, LLC as required by Item 7(a) of Form 8-K, or pro forma financial information with respect to the disclosed acquisitions as required by Item 7(b) of Form 8-K. The financial information required by Item 7(a) of Form 8-K with respect to Leisure Complexes, Inc., Divot City and Active Sports Marketing, LLC, and the pro forma financial information required by Item 7(b) of Form 8-K is now available. Accordingly,
Item 7 is supplemented by the addition of the following:

         (a)  Financial Statements of Businesses Acquired.

         In accordance with Item 7(a)(4) of Form 8-K, attached hereto as Exhibits are the financial statements of (i) Leisure Complexes, Inc.,
(ii) Divot City and (iii) Active Sports Marketing, LLC prepared pursuant to Regulation S-X.

         (b)  Pro Forma Financial Information.

         In accordance with Item 7(b) of Form 8-K, attached hereto are pro forma financial statements of the Company which reflect the discussed acquisitions.

         (c) Exhibits.

         1. Unaudited Financial Statements of Leisure Complexes, Inc. for and as of the six months ended June 30, 1997.

         2. Audited Financial Statements of Divot City for and as of the year ended December 31, 1996 and December 31, 1995.

         3. Audited Financial Statements of Active Sports Marketing, LLC for and as of the year ended December 31, 1996.

         4.  Pro Forma Financial Statements of the Company.

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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 22, 1997


                                      FAMILY GOLF CENTERS, INC.



                                      /s/ Dominic Chang
                                         ---------------------------
                                          Dominic Chang,
                                          President and Chief Executive Officer








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

                               INDEX TO EXHIBITS

Exhibit                                                                           Page Number
1.         Unaudited Financial Statements of Leisure Complexes, Inc. for and
           as of the six months ended June 30, 1997.

2. Audited Financial Statements of Divot City for and as of the year ended December 31, 1996 and December 31, 1995.

3. Audited Financial Statements of Active Sports Marketing, LLC for and as of the year ended December 31, 1996.

4.         Pro Forma Financial Statements of the Company.


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